UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2018

ATTIS INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

New York	001-13984	13-3832215
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

12540 Broadwell Road, Suite 2104
Milton, GA 30004

(Address of principal executive offices, including Zip Code)

(678) 580-5661
(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

As previously reported in a Current Report on Form 8-K filed on April 24, 2018 (the “Initial Form 8-K”), on April 20, 2018, pursuant to the Equity Securities Purchase Agreement dated February 20, 2018 by and among Attis Industries Inc. (formerly known as Meridian Waste Solutions, Inc.) (the “Company”), Attis Operations Inc. (formerly known as Meridian Waste Operations, Inc.) (“Seller”), Meridian Waste Acquisitions, LLC (“Buyer”), a Delaware limited liability company formed by Warren Equity Partners Fund II, and Jeffrey S. Cosman, an officer, director and majority shareholder of the Company, Buyer purchased from Seller all of the membership interests in each of the direct wholly-owned subsidiaries of Seller (the “Acquired Parent Entities”), which constitute the solid waste business, and each such Acquired Parent Entity continues as a wholly-owned subsidiary of Buyer. This Form 8-K/A amends the Initial Form 8-K to include the pro forma financial information required by Item 9.01(b) of Form 8-K and should be read in conjunction with the Initial Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed financial information is filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference.

(d) Exhibits:

Exhibit No.	Description

2.1±	Equity Securities Purchase Agreement, dated February 20, 2018, by and among Attis Operations Inc., Attis Industries Inc., Meridian Waste Acquisitions, LLC and Jeffrey S. Cosman (incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on February 20, 2018).*
2.2±	Amendment No. 1 to the Equity Securities Purchase Agreement, dated March 30, 2018, by and among Attis Operations Inc., Attis Industries Inc., Meridian Waste Acquisitions, LLC and Jeffrey S. Cosman.*
2.3±	Amendment No. 2 to the Equity Securities Purchase Agreement, dated April 20, 2018, by and among Attis Operations Inc., Attis Industries Inc., Meridian Waste Acquisitions, LLC and Jeffrey S. Cosman.*
3.1±	Certificate of Amendment to Certificate of Incorporation of Attis Industries Inc.
4.1±	Warrant to Purchase Stock issued in favor of Meridian Waste Acquisitions, LLC, dated April 20, 2018.
4.2±	Second Amended and Restated Credit and Guaranty Agreement dated April 20, 2018 by and among Attis Operations Inc., Mobile Science Technologies, Inc., Attis Healthcare, LLC, Integrity Lab Solutions, LLC, Red X Medical LLC, Welness Benefits, LLC, LGMG, LLC, Attis Industries, LLC, Advanced Lignin Biocomposites LLC, Attis Envicare Medical Waste, LLC, Attis Genetics, LLC, Attis Federal Labs, LLC and Attis Commercial Labs, LLC, Attis Industries Inc. and certain of its subsidiaries, as guarantors, the lenders party thereto from time to time and Goldman Sachs Specialty Lending Group, L.P., as Administrative Agent, Collateral Agent, and Lead Arranger.
4.3±	Amended and Restated Term Loan Note issued in favor of Goldman Sachs Specialty Lending Holdings, Inc., in the principal amount of $8,158,333.79, dated April 20, 2018.
4.4±	Amended and Restated Pledge and Security Agreement between the grantors party thereto and Goldman Sachs Specialty Lending Group, L.P., dated April 20, 2018.
10.1±	Resignation and Executive Employment Agreement Termination Agreement dated April 20, 2018, by and among Attis Industries Inc., Walter H. Hall, Jr. and Jeffrey S. Cosman.
99.1	Pro forma financial statements of Attis Industries Inc. and its subsidiaries at December 31, 2017 and for the year ended December 31, 2017.

* The Company hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to such agreement to the U.S. Securities and Exchange Commission upon request.

± Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed on April 24, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2018

ATTIS INDUSTRIES INC.

By:	/s/ Jeffrey S. Cosman
Name: Jeffrey S. Cosman
Title: Chief Executive Officer

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